                                       Oppenheimer CAPITAL PRESERVATION FuND
                                       Supplement dated May 10, 2002 to the
                                        Prospectus dated February 28, 2002

The Prospectus is changed as follows:

1.   The Prospectus supplement dated April 23, 2002 and May 7, 2002 is deleted and replaced by this supplement.

2    The 12b-1 fees for Class N shares is 0.25% per annum.  Accordingly, the last sentence in the paragraph following the caption "Fees and Expenses of the Fund" on page 9 is deleted and replaced by the following:
     "The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 2001."

3.   The following is added on page 17 under the section captioned "How the Fund is Managed - Portfolio Managers":

     Portfolio Managers. Effective April 23, 2002, the Fund is managed by a portfolio management team comprised of Angelo Manioudakis and other investment professionals selected from the Manager's high-grade bond team in its fixed-income department. Mr. Manioudakis is a Senior Vice President of the Manager. Prior to joining the
     Manager in April 2002, he was Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (from August 1993 to April 2002).

4.  The sales concession paid to brokers on purchases of Class A shares at net asset value and subject to a contingent deferred sales charge by certain grandfathered retirement accounts is equal to 0.25%.  Therefore, the third sentence in the section captioned "Class A Contingent Deferred Sales Charge" on page 22 is deleted and replaced with the following: "For grandfathered retirement accounts, the concession is 0.25% of purchases."

May 10, 2002                                                                                    PS0755.014